--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                SemiAnnual Report
                               U.S. Treasury Funds
--------------------------------------------------------------------------------
                               November 30, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

* The bond market rebounded over the last six months as the economy slowed and inflation fears subsided.

* The U.S. Treasury Money Fund performed essentially in line with its peers, returning 2.32% and 4.81% for the 6- and 12-month periods ended November 30, respectively.

* The U.S. Treasury Intermediate Fund gained a solid 5.92% over the last six months, but only 4.34% for the 12 months ended November 30, slightly trailing its peer group in both periods.

* The U.S. Treasury Long-Term Fund posted an excellent return of 10.64% over the last half year, bolstered by its aggressive maturity posture. However, the same aggressive stance limited its 12-month return to only 2.96% due to rising interest rates earlier in 1996.

* Economic growth and inflation should remain moderate in coming months. We expect the 30-year Treasury bond to yield between 6% and 7%.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

After a dismal start to 1996, the bond market rebounded over the last six months as the economy slowed and inflation fears subsided, allowing interest rates to settle into a narrow range. The U.S. Treasury Intermediate and Long-Term Funds posted robust gains for this period, but lower returns for the full year ending November 30. The Money Fund performed well in both periods.

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
================================================================================

Although interest rates ended at roughly the same levels as a year ago, there was a lot of action in between. On November 30, the yield on the bellwether 30-year Treasury bond was less than one-half percentage point higher than a year ago. However, as the chart below attests, interest rates were on a roller coaster all year, rising sharply in early 1996 before leveling off and then declining over the last six months. Bond prices, which move in the opposite direction of rates, fell and then rose. However, since most bonds did not recoup all their losses, prices finished little changed over the year, and bond returns came from income.

[ A 3-line chart showing interest rate levels on the 30-year Treasury bond, 5-year Treasury note, and 90-day Treasury bill from 11/30/95 through 11/30/96.]

The bond market quickly turned bleak early in 1996 after balanced budget talks collapsed and economic growth rose to worrisome levels. The economy grew at a robust 4.7% annualized rate in the second calendar quarter, leading the bond market to assume that the Federal Reserve would raise short-term interest rates to corral growth. However, the widely anticipated tightening never came to pass, as economic growth slowed to about 2% in the third quarter and inflation remained largely under control. As shown in the chart, after rising to 7% as recently as August, the 30-year Treasury yield dropped back to 6.4% by the end of November. The Fed left its key policy instrument, the federal funds target, unchanged at 5.25%, where it has been since January.

The responsiveness of the bond market to the economic climate, as evidenced by the shifts in interest rates over the last year, helped the Fed keep the economy on a moderate growth track. The 30-year Treasury yield has generally fluctuated between 6% and 7% since the spring of 1995. Until the economy or inflation veers significantly off its current course, the long bond should remain within this range.

--------------------------------------------------------------------------------
PERFORMANCE AND STRATEGY REVIEW
================================================================================
--------------------------------------------------------------------------------
     U.S. TREASURY MONEY FUND
================================================================================

Despite the uncertainty over monetary policy, your fund's yield was relatively steady over the last six months, ending at 4.79% (as shown in the table following this letter). The fund's return was essentially in line with the average U.S. Treasury money fund as measured by Lipper Analytical Services. For the 12 months ended November 30, the fund produced favorable absolute and relative performance, as shown in the chart.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================
Periods Ended 11/30/96                      6 Months           12 Months
--------------------------------------------------------------------------------
U.S. Treasury Money Fund                      2.32%              4.81%

Lipper U.S. Treasury
Money Market Funds Average                    2.33               4.76

--------------------------------------------------------------------------------

The apparent stability of your fund's average maturity, declining by only one day between May and November, masks the wide range it covered. When economic growth appeared strong and rates rose earlier in the period, we bought shorter-maturity issues that could be quickly rolled over into higher-yielding securities. Conversely, when the economy weakened and rates fell back in recent months, we purchased instruments with longer maturities to enhance yield and delay the rollover of assets into lower-yielding securities. As a result of this strategy, average maturity ranged between a low of 46 days and a high of 69 days over the last six months. We ended the period near the upper end of that range, in line with our competitor funds, given our belief that the Fed would not raise short-term rates in the near future.

--------------------------------------------------------------------------------
     U.S. TREASURY INTERMEDIATE FUND
================================================================================

Your fund produced a solid gain over the last six months, rebounding from losses suffered earlier in 1996. However, results for the 12 months ended November 30 were modest due to the prior losses. The fund slightly underperformed its peer group average in both periods.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================
Periods Ended 11/30/96                      6 Months           12 Months
--------------------------------------------------------------------------------

U.S. Treasury Intermediate Fund                5.92%             4.34%

Lipper Average of Intermediate
U.S. Treasury Funds                            6.31              4.43

--------------------------------------------------------------------------------

As intermediate rates fell in recent months, we raised the fund's effective duration to 3.9 years from 3.7 years last May, basically in line with our competitor funds. (Duration is a measure of a fund's price sensitivity to interest rate changes. For example, a fund with a duration of five years would rise or fall about 5% in price for each one percentage point move in interest rates.) A longer duration enhances the fund's price appreciation when interest rates fall.

We trimmed our position in GNMAs to around 14% of net assets as mortgage securities lagged behind Treasuries over the last six months. However, GNMAs outperformed Treasuries for the full year ended November 30 due to their higher level of income, benefiting fund performance. They should continue to play an integral role in bolstering your fund's total return.

--------------------------------------------------------------------------------
     U.S. TREASURY LONG-TERM FUND
================================================================================

Despite the volatility in long-term rates over the last six months, we maintained the average maturity of the fund at the upper limit of its usual range, ending at 24 years on November 30 versus 23.4 years in May. This aggressive posture served the fund well as rates fell in recent months, leading to excellent results over the last half year, well ahead of our peer group average. However, as rates rose earlier in 1996, this positioning hindered absolute and relative performance for the 12-month period.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================
Periods Ended 11/30/96                      6 Months           12 Months
--------------------------------------------------------------------------------

U.S. Treasury Long-Term Fund                  10.64%              2.96%

Lipper Average of General
U.S. Treasury Funds                            8.27               4.30

--------------------------------------------------------------------------------

Our decision to maintain an aggressive stance is motivated by our belief that the 30-year Treasury yield may be in a range of around 6% to 7% for some time. While the fund could be hurt by rising interest rates in the short run, over the long term it should produce good returns due to its higher level of income and greater potential for price appreciation when rates drop. Any further slowing in the economy could move the 30-year Treasury yield down by year-end. We increased fund exposure to GNMA securities nearly to the 15% limit allowed by the fund's investment program. As mentioned, we expect GNMAs to perform well, and their higher levels of income compared with Treasuries should further enhance performance.

--------------------------------------------------------------------------------
OUTLOOK
================================================================================

The economy has settled into a moderate growth pattern, all but eliminating concerns of a Fed tightening in the near term. Since growth in the fourth calendar quarter will be pivotal in determining the direction of monetary policy, the Fed has apparently adopted a wait-and-see approach.

The bond market rallied in the wake of the presidential election, seemingly heartened by the political balance between the Clinton White House and the Republican-controlled Congress. Indeed, as the century draws to a close, hopes run high for meaningful progress toward a balanced budget, which apparently enjoys bipartisan support in Washington. Of course, it remains to be seen whether it will actually come to pass.

In coming months, as the current economic expansion approaches its sixth anniversary, bonds should at least earn their coupons as long as growth remains moderate and inflation stays in check.


Respectfully submitted,

[signature]

Peter Van Dyke
President

December 20, 1996


--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================

Key statistics
                                                     5/31/96         11/30/96
                                                     -------         --------
U.S. Treasury Money Fund
-----------------------------
Price Per Share                                     $   1.00         $   1.00

Dividends Per Share
    For 6 months                                        0.024            0.023
    For 12 months                                       0.050            0.047

Dividend Yield (7-Day Compound) *                       4.68%            4.79%

Weighted Average Maturity (days)                          66               65

Weighted Average Quality **                         First Tier       First Tier

U.S. Treasury Intermediate Fund
------------------------------------

Price Per Share                                     $   5.11         $   5.25

Dividends Per Share
    For 6 months                                        0.16             0.16
    For 12 months                                       0.33             0.32

Dividend Yield *
    For 6 months                                        6.16%            6.23%
    For 12 months                                       6.30             6.29

Weighted Average Maturity (years)                       4.8              4.9

Weighted Average Effective Duration (years)             3.7              3.9

Weighted Average Quality ***                            AAA              AAA


U.S. Treasury Long-Term Fund
-----------------------------------

Price Per Share                                     $  10.02         $  10.75

Dividends Per Share
    For 6 months                                        0.32             0.32
    For 12 months                                       0.65             0.64

Dividend Yield *
    For 6 months                                        6.05%            6.29%
    For 12 months                                       6.20             6.26

Weighted Average Maturity (years)                       23.4             24.0

Weighted Average Effective Duration (years)             10.2             11.1

Weighted Average Quality ***                            AAA              AAA

--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

          Note:Investments in the U.S. Treasury Funds are neither insured nor guaranteed by the U.S. government.

--------------------------------------------------------------------------------
T. Rowe Price U.S. Treasury Funds
================================================================================

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Graph for U.S. Treasury Money Fund shown here. Periods 11\86 thru 11\96. U.S. Treasury Money Fund $16,636 and Lipper U.S. Treasury Money Market Funds Average $16,807]

[SEC Graph for U.S. Treasury Intermediate Fund shown here. Periods 9\29\89 thru 11\96. U.S. Treasury Intermediate Fund $17,331 and Salomon 1-7 year Treasury Index $17,460]

[SEC Graph for U.S. Tresury Long-Term Fund shown here. Periods 9\29\89 thru 11\96. U.S. Treasury Long-Term Fund $18,733 and Salomon Treasury Index $18,288


--------------------------------------------------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 11/30/96           1 Year   5 Years   10 Years   Inception   Date
--------------------------------------------------------------------------------

U.S. Treasury Money Fund          4.81%     3.84%     5.22%     6.05%   6/28/82

U.S. Treasury Intermediate Fund   4.34      6.69        -       7.97    9/29/89

U.S. Treasury Long-Term Fund      2.96      8.77        -       9.15    9/29/89


          Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed.


--------------------------------------------------------------------------------

Financial Highlights
================================================================================
Unaudited

                     T. Rowe Price U.S. Treasury Money Fund
                     --------------------------------------
                                  For a share outstanding throughout each period
                              6 Months       Year               3 Months++     Year
                                 Ended      Ended                  Ended      Ended
                              11/30/96    5/31/96     5/31/95    5/31/94    2/28/94    2/28/93    2/29/92
                              --------    -------     -------    -------    -------    -------    -------
NET ASSET VALUE
Beginning of period ....      $ 1.000    $  1.000   $  1.000   $  1.000    $  1.000    $ 1.000    $ 1.000

Investment activities
Net investment income ..        0.023       0.050      0.045      0.007       0.025      0.029      0.049

Distributions
Net investment income ..       (0.023)     (0.050)    (0.045)    (0.007)     (0.025)    (0.029)    (0.049)


NET ASSET VALUE
End of period ..........      $ 1.000    $  1.000    $ 1.000   $  1.000    $  1.000   $  1.000    $ 1.000

Ratios/Supplemental Data
Total return ...........        2.32%       5.08%      4.58%      0.73%       2.51%      2.97%      5.06%

Ratio of expenses to
average net assets .....        0.59%+      0.53%      0.56%      0.57%+      0.64%      0.65%      0.68%

Ratio of net investment
income to average
net assets                      4.61%+      4.93%      4.51%      2.87%+      2.48%      2.92%      4.93%

Net assets, end of period
(in thousands)               $ 802,890  $ 760,010   $ 719,215   $ 654,837  $ 613,583   $ 606,153  $ 562,664


--------------------------------------------------------------------------------
     +    Annualized.

     ++   The fund's fiscal year-end was changed to May 31.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
================================================================================
Unaudited

                     T. Rowe Price U.S. Treasury Intermediate Fund
                     ---------------------------------------------
                                  For a share outstanding throughout each period
                              6 Months       Year               3 Months++     Year
                                 Ended      Ended                  Ended      Ended
                              11/30/96    5/31/96     5/31/95    5/31/94    2/28/94    2/28/93    2/29/92
                              --------    -------     -------    -------    -------    -------    -------
NET ASSET VALUE

Beginning of period ......     $  5.11     $  5.25    $  5.11    $  5.32     $  5.42    $  5.28    $  5.10

Investment activities
Net investment income ....        0.16        0.33       0.31       0.08        0.29       0.32       0.36*

Net realized and
unrealized gain (loss) ...        0.14       (0.14)      0.14      (0.19)      (0.09)      0.27       0.21

Total from
investment activities ....        0.30        0.19       0.45      (0.11)       0.20       0.59       0.57

Distributions
Net investment income ....       (0.16)      (0.33)     (0.31)     (0.08)      (0.29)     (0.32)     (0.36)
Net realized gain ........         --          --         --       (0.02)      (0.01)     (0.13)     (0.03)

Total distributions ......       (0.16)      (0.33)     (0.31)     (0.10)      (0.30)     (0.45)     (0.39)

NET ASSET VALUE

End of period ............     $  5.25     $  5.11    $  5.25    $  5.11     $  5.32    $  5.42    $  5.28

Ratios/Supplemental Data
Total return .............        5.92%       3.52%      9.29%     (2.16)%      3.80%     11.77%     11.54%*

Ratio of expenses to
average net assets .......        0.66%+      0.65%      0.69%      0.70%+      0.79%      0.80%      0.80%*

Ratio of net investment
income to average
net assets ...............        6.14%+      6.14%      6.19%      5.78%+      5.41%      5.98%      6.80%*

Portfolio turnover rate ..        58.8%+      40.7%      81.1%      45.5%+      20.2%      22.8%      91.4%

Net assets, end of period
(in thousands)                $ 188,115    $ 174,176   $ 172,666  $ 181,231  $ 175,953   $ 163,480  $ 123,807


     * Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 2/28/95.
     +    Annualized.
     ++   The fund's fiscal year-end was changed to May 31.

================================================================================
For a share outstanding throughout each period

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Financial Highlights
================================================================================
Unaudited

                     T. Rowe Price U.S. Treasury Long-Term Fund
                     -------------------------------------------
                                  For a share outstanding throughout each period
                              6 Months       Year               3 Months++     Year
                                 Ended      Ended                  Ended      Ended
                              11/30/96    5/31/96     5/31/95    5/31/94    2/28/94    2/28/93    2/29/92
                              --------    -------     -------    -------    -------    -------    -------
NET ASSET VALUE
Beginning of period .......    $ 10.02    $ 10.54     $  9.81    $ 10.46  $   10.79    $ 10.39    $ 10.03

Investment activities
Net investment income             0.32*      0.65*       0.68*      0.17*      0.68*      0.70*      0.78*

Net realized and
unrealized gain (loss)            0.73      (0.52)       0.73      (0.64)     (0.04)      0.68       0.36

Total from
investment activities             1.05       0.13        1.41      (0.47)      0.64       1.38       1.14

Distributions

Net investment income            (0.32)     (0.65)      (0.68)     (0.17)     (0.68)     (0.70)     (0.78)

Net realized gain ....              --         --          --      (0.01)     (0.29)     (0.28)        --

Total distributions ..           (0.32)     (0.65)      (0.68)     (0.18)     (0.97)     (0.98)     (0.78)

NET ASSET VALUE
End of period                  $ 10.75    $ 10.02     $ 10.54   $   9.81    $ 10.46    $ 10.79    $ 10.39

Ratios/Supplemental Data
Total return                     10.64%*     1.02%*     15.24%*    (4.50)%*    5.89%*    14.11%*    11.86%*

Ratio of expenses to
average net assets                0.80%*+    0.80%*      0.80%*     0.80%*+    0.80%*     0.80%*     0.80%*

Ratio of net investment
income to average
net assets                        6.21%*+    6.05%*      7.05%*     6.75%*+    6.17%*     6.75%*     7.66%*

Portfolio turnover rate          58.5%+      60.1%       99.3%     246.9%+     59.4%      165.4%     162.4%

Net assets, end of period
(in thousands)                  $75,775    $70,326    $ 65,284     $ 54,237   $ 56,632  $ 64,685   $ 52,926
--------------------------------------------------------------------------------
*    Excludes  expenses in excess of a 0.80%  voluntary  expense  limitation  in effect through 5/31/97.
+    Annualized.
++   The fund's fiscal year-end was changed to May 31.
--------------------------------------------------------------------------------

================================================================================

Statement of Net Assets
================================================================================
Unaudited                                                      November 30, 1996
                     T. Rowe Price U.S. Treasury Money Fund
                     --------------------------------------
                                                              Par/Shares  Value
                                                              ----------  -----
U.S. GOVERNMENT OBLIGATIONS  97.7%
U.S. Treasury Obligations  97.7%
U.S. Treasury Bills
        4.99%, 12/12/96 $ ..................................  $ 24,981  $ 24,943
        5.00%, 12/12/96 - 2/20/97 ..........................    49,662    49,279
        5.01%, 2/6/97 ......................................    25,000    24,767
        5.015%, 2/20/97 - 3/6/97 ...........................    50,000    49,387
        5.02%, 1/23/97 - 4/3/97 ............................    22,558    22,366
        5.025%, 1/9/97 - 2/6/97 ............................    36,219    36,017
        5.03%, 5/8/97 ......................................     1,982     1,938
        5.045%, 2/13/97 ....................................    25,000    24,741
        5.06%, 4/3/97 ......................................       975       958
        5.065%, 1/9/97 - 4/3/97 ............................    20,754    20,463
        5.07%, 12/12/96 - 4/17/97 ..........................    15,187    14,986
        5.08%, 5/8/97 ......................................     1,573     1,538
        5.085%, 1/16/97 ....................................     5,331     5,296
        5.09%, 12/19/96 ....................................     2,198     2,192
        5.105%, 12/19/96 ...................................       923       921
        5.11%, 12/19/96 ....................................     3,703     3,694
        5.115%, 1/16/97 ....................................     4,526     4,496
        5.135%, 12/19/96 ...................................    45,000    44,884
        5.14%, 12/19/96 - 1/9/97 ...........................    49,197    49,014
        5.145%, 12/19/96 ...................................    36,285    36,192
        5.17%, 12/5/96 .....................................    25,000    24,986
        5.29%, 12/12/96 ....................................    10,000     9,984
U.S. Treasury Notes
        6.50%, 4/30/97 - 5/15/97 ...........................    37,000    37,177
        6.625%, 3/31/97 ....................................    25,000    25,089
        6.875%, 2/28/97 - 4/30/97 ..........................    95,000    95,373
        7.50%, 12/31/96 - 1/31/97 ..........................   157,000   157,416
        8.50%, 7/15/97 .....................................    16,000    16,305

Total U.S. Government Obligations (Cost $784,402)                        784,402

Total Investments in Securities
97.7% of Net Assets (Cost $784,402)                                    $ 784,402
====                      ========                                     =========

Other Assets Less Liabilities                                             18,488

NET ASSETS                                                             $ 802,890
Net Assets Consist of:
Accumulated net investment income - net of distributions                  $   81
Accumulated net realized gain/loss - net of distributions                    127
Paid-in-capital applicable to 802,760,360 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                            802,682

NET ASSETS                                                             $ 802,890
                                                                       =========
NET ASSET VALUE PER SHARE                                                 $ 1.00
                                                                          ======
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Net Assets
================================================================================
Unaudited                                                      November 30, 1996
                  T. Rowe Price U.S. Treasury Intermediate Fund
                  ---------------------------------------------
                                                              Par/Shares  Value
                                                              ----------  -----
U.S. GOVERNMENT OBLIGATIONS  84.2%
U.S. Treasury Obligations  84.2%
U.S. Treasury Notes
5.75%, 8/15/03 .............................................   $ 8,600   $ 8,511
6.25%, 2/15/03 .............................................    41,345    42,081
6.375%, 1/15/00 - 8/15/02 ..................................    31,550    32,188
6.50%, 8/31/01 .............................................     5,000     5,135
6.75%, 4/30/00 .............................................     2,175     2,241
6.875%, 7/31/99 - 8/31/99 ..................................     4,210     4,333
7.125%, 9/30/99 ............................................       720       747
7.50%, 10/31/99 - 5/15/02 ..................................    39,275    42,053
7.75%, 11/30/99 ............................................     6,000     6,332
7.875%, 8/15/01 ............................................     7,850     8,503
8.25%, 7/15/98 .............................................     5,945     6,191

Total U.S. Government Obligations (Cost  $153,004)                       158,315

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.6%

U.S. Government Guaranteed Obligations  14.6%
Government National Mortgage Assn.
I
    6.50%, 8/15/02 - 10/15/02 ..............................       407       402
    7.00%, 7/15/16 - 9/15/16 ...............................     2,064     2,081
    7.50%, 6/15/08 - 11/15/17 ..............................     1,698     1,745
    8.00%, 2/15/08 - 10/15/25 ..............................     3,282     3,418
    8.50%, 8/15/04 - 4/15/23 ...............................     1,915     2,036
    9.00%, 10/15/02 - 11/15/25 .............................       195       209
    9.50%, 12/15/24 - 5/15/25 ..............................     1,639     1,780
    10.00%, 8/15/19 ........................................       225       249
    10.50%, 2/15/14 - 11/15/14 .............................       355       395
    11.00%, 12/15/09 - 12/15/19 ............................     1,480     1,673
    11.50%, 3/15/10 - 11/15/18 .............................     2,871     3,307
    12.50%, 1/15/11 - 3/15/15 ..............................       303       361
II
    8.50%, 10/20/26 ........................................     2,870     2,984
    9.00%, 10/20/16 ........................................        14        15
    9.50%, 1/20/25 - 11/20/25 ..............................       531       572
    10.50%, 12/20/15 - 6/20/19 .............................     1,173     1,316
    11.00%, 9/20/99   ......................................        12        13
GPM, I, 11.00%, 9/15/10 ....................................       210       240

Midget, I
    6.00%, 3/15/11 .........................................       977       956
    7.50%, 8/15/10 .........................................     1,721     1,767
    9.00%, 11/15/03 ........................................       541       567
    9.50%, 1/15/98 - 12/15/05 ..............................       654       695
    10.00%, 11/15/00 - 9/15/05 .............................       277       293
    10.50%, 11/15/97 - 9/15/04 .............................        67        71
    11.00%, 8/15/00 ........................................        39        42
    11.50%, 4/15/98 - 7/15/00 ..............................       171       182
Midget, II, 11.50%, 12/20/98 - 10/20/00 ....................        26        27

Total U.S. Government Mortgage-Backed Securities (Cost  $26,869)          27,396

REPURCHASE AGREEMENTS  0.6%
Investments in Repurchase Agreements through a joint account,
       5.51%, 12/2/96 ......................................     1,221     1,221

Total Repurchase Agreements (Cost  $1,221)                                 1,221

Total Investments in Securities
99.4% of Net Assets (Cost  $181,094)                                   $ 186,932

Other Assets Less Liabilities                                              1,183

NET ASSETS                                                             $ 188,115

Net Assets Consist of:
Accumulated net investment income - net of distributions                 $   250
Accumulated net realized gain/loss - net of distributions                (3,371)
Net unrealized gain (loss)                                                 5,838
Paid-in-capital applicable to 35,813,453 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                            185,398

NET ASSETS                                                             $ 188,115
                                                                       =========
NET ASSET VALUE PER SHARE                                                 $ 5.25
                                                                          ======
     GPM  Graduated Payment Mortgage
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Net Assets
================================================================================
Unaudited                                                      November 30, 1996

                   T. Rowe Price U.S. Treasury Long-Term Fund
                  ---------------------------------------------
                                                              Par/Shares  Value
                                                              ----------  -----
U.S. GOVERNMENT OBLIGATIONS  84.4%
U.S. Treasury Obligations  84.4%
U.S. Treasury Bonds
6.00%, 2/15/26 .............................................   $ 9,000   $ 8,487
6.25%, 8/15/23 .............................................    12,500    12,121
6.875%, 8/15/25 ............................................     4,000     4,221
7.125%, 2/15/23 ............................................    13,000    14,028
7.50%, 11/15/24 ............................................    11,000    12,447
7.625%, 2/15/25 ............................................     6,000     6,897
11.25%, 2/15/15 ............................................     3,800     5,780

Total U.S. Government Obligations (Cost  $58,584)                         63,981

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  14.2%

U.S. Government Guaranteed Obligations  14.2%
Government National Mortgage Assn ..........................
    I
        6.00%, 3/15/26 .....................................     1,004       954
        6.50%, 12/15/23 ....................................       429       422
        7.00%, 6/15/26 .....................................     1,006     1,000
        8.00%, 10/15/16 - 3/15/17 ..........................       291       306
        8.50%, 5/15/26 - 6/15/26 ...........................     1,958     2,047
        9.00%, 7/15/16 - 5/15/21 ...........................       939     1,010
        9.25%, 6/15/16 - 4/15/21 ...........................       139       149
        9.50%, 8/15/09 .....................................        71        77
        10.00%, 12/15/17 - 8/15/19 .........................       505       557
        10.50%, 1/15/98 - 7/15/19 ..........................       439       488
        11.50%, 10/15/10 - 8/15/15 .........................       273       314
    II, 9.25%, 2/20/16 .....................................       183       196
    GPM, I
        9.25%, 12/15/16 - 5/15/21 ..........................       562       602
        9.50%, 9/15/09 - 10/15/09 ..........................       307       334
        10.25%, 1/15/18 - 3/15/18 ..........................       133       148
        11.00%, 8/15/10 - 9/15/10 ..........................        11        12
        11.25%, 11/15/15 ...................................        23        26
        11.50%, 2/15/13 - 6/15/13 ..........................        54        63
    REMIC
        6.50%, 10/16/24   ..................................     2,000     1,849
        Interest Only, 8.00%, 6/16/23** ....................     1,235       180

Total U.S. Government Mortgage-Backed Securities (Cost $10,310)           10,734

REPURCHASE AGREEMENTS  0.5%

Investments in Repurchase Agreements through a joint account,
        5.51%, 12/2/96 .....................................       366       366

Total Repurchase Agreements (Cost  $366)                                     366

Total Investments in Securities
99.1% of Net Assets (Cost  $69,260)                                   $   75,081

Other Assets Less Liabilities                                                694

NET ASSETS                                                              $ 75,775
                                                                        ========
Net Assets Consist of:
Accumulated net investment income - net of distributions                  $   12
Accumulated net realized gain/loss - net of distributions                (1,004)
Net unrealized gain (loss)                                                 5,821
Paid-in-capital applicable to 7,047,045 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                             70,946

NET ASSETS                                                              $ 75,775
                                                                        ========

NET ASSET VALUE PER SHARE                                                $ 10.75
                                                                         =======
--------------------------------------------------------------------------------
     ** For Interest Only securities, par represents notional principal, on which the fund receives interest
     GPM  Graduated Payment Mortgage
   REMIC  Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Operations
================================================================================

In thousands

Unaudited
                       T. Rowe Price U.S. Treasury Funds
                       ---------------------------------
                                              Money     Intermediate  Long-Term
                                               Fund          Fund        Fund
--------------------------------------------------------------------------------
                                             6 Months     6 Months    6 Months
                                               Ended        Ended       Ended
                                             11/30/96     11/30/96    11/30/96
                                             --------     --------    --------
Investment Income
Interest income  ....................... .   $ 20,186   $  6,104    $  2,615
Expenses

Investment management ....................      1,280        340         141
Shareholder servicing ....................        866        158          80
Custody and accounting ...................         66         56          45
Prospectus and shareholder reports .......         29         10           6
Registration .............................         29         14          14
Legal and audit ..........................          8          7           7
Directors ................................          5          3           3
Miscellaneous ............................          4          4           2
Total expenses ...........................      2,287        592         298

Net investment income ....................     17,899      5,512       2,317

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ...          3       (861)       (329)

Change in net unrealized gain or loss
on securities ............................       --        5,854       5,604

Net realized and unrealized gain (loss) ..          3      4,993       5,275
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS ....................  $ 17,902   $ 10,505    $  7,592

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
================================================================================
In thousands

Unaudited
                     T. Rowe Price U.S. Treasury Money Fund
                     --------------------------------------
                                                         6 Months          Year
                                                            Ended         Ended
                                                         11/30/96       5/31/96
                                                         --------       -------
Increase (Decrease) in Net Assets
---------------------------------
Operations

Net investment income ..................................  $17,899       $36,792
Net realized gain (loss) ...............................        3            66
Change in net unrealized gain or loss ..................     --              61
Increase (decrease) in net assets from operations ......   17,902        36,919

Distributions to shareholders
Net investment income ..................................  (17,899)      (36,792)

Capital share transactions *
Shares sold .......................................     1,095,921     1,183,840
Distributions reinvested ..........................        17,207        35,150
Shares redeemed ...................................    (1,070,251)   (1,178,322)

Increase (decrease) in net assets from capital
share transactions  ...............................        42,877        40,668

Net Assets
----------
Increase (decrease) during period                          42,880        40,795
Beginning of period                                       760,010       719,215

End of period                                         $   802,890   $   760,010
                                                      ===========   ===========

*Share information
Shares sold                                             1,095,921     1,183,840
Distributions reinvested                                   17,206        35,150
Shares redeemed                                        (1,070,251)   (1,178,322)

Increase (decrease) in shares outstanding                  42,876        40,668

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
================================================================================
In thousands

Unaudited
                  T. Rowe Price U.S. Treasury Intermediate Fund
                 -----------------------------------------------
                                                         6 Months          Year
                                                            Ended         Ended
                                                         11/30/96       5/31/96
                                                         --------       -------
Increase (Decrease) in Net Assets
---------------------------------
Operations

Net investment income ............................     $   5,512      $  10,871
Net realized gain (loss) .........................          (861)           (14)
Change in net unrealized gain or loss ............         5,854         (4,800)
Increase (decrease) in net assets from operations.        10,505          6,057
Distributions to shareholders

Net investment income ............................        (5,512)       (10,871)

Capital share transactions *
Shares sold ......................................        55,589         56,067
Distributions reinvested .........................         4,436          9,045
Shares redeemed ..................................       (51,079)       (58,788)
Increase (decrease) in net assets from capital
share transactions ...............................         8,946          6,324

Net Assets
Increase (decrease) during period ................        13,939          1,510

Beginning of period ..............................       174,176        172,666

End of period ...................................      $ 188,115      $ 174,176
*Share information
Shares sold .....................................         10,847         10,638
Distributions reinvested ........................            860          1,718
Shares redeemed .................................         (9,969)       (11,161)

Increase (decrease) in shares outstanding .......          1,738          1,195

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
================================================================================
In thousands

Unaudited
                   T. Rowe Price U.S. Treasury Long-Term Fund
                   -------------------------------------------
                                                         6 Months          Year
                                                            Ended         Ended
                                                         11/30/96       5/31/96
                                                         --------       -------
Increase (Decrease) in Net Assets
---------------------------------
Operations

Net investment income ..............................    $  2,317       $  3,995
Net realized gain (loss) ...........................        (329)         1,166
Change in net unrealized gain or loss ..............       5,604         (5,395)
Increase (decrease) in net assets from operations ..       7,592           (234)

Distributions to shareholders
Net investment income .............................       (2,317)        (3,995)

Capital share transactions *

Shares sold ......................................        17,298         54,802
Distributions reinvested .........................         1,942          3,312
Shares redeemed ..................................       (19,066)       (48,843)
Increase (decrease) in net assets from capital
share transactions ...............................           174          9,271

Net Assets

Increase (decrease) during period ................         5,449          5,042
Beginning of period ..............................        70,326         65,284

End of period ....................................      $ 75,775       $ 70,326
                                                        ========       ========

*Share information
Shares sold ......................................         1,708          5,095
Distributions reinvested .........................           190            312
Shares redeemed ..................................        (1,866)        (4,589)
Increase (decrease) in shares outstanding ........            32            818

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements
================================================================================
Unaudited                                                      November 30, 1996

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

T. Rowe Price U.S. Treasury Funds, Inc., (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money
Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

Valuation Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT  TRANSACTIONS
================================================================================

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Repurchase Agreements The Intermediate and Long-Term Funds, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements collateralized by U.S. government securities. Collateral is in the possession of each fund's custodian and is evaluated daily by each fund to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. All repurchase agreements purchased by the joint account satisfy each fund's criteria as to quality, yield, and liquidity.

Securities Lending To earn additional income, the Intermediate and Long-Term Funds lend securities to approved brokers. At November 30, 1996, the market value of securities on loan by the Intermediate and Long-Term Funds was $1,528,000 and $1,238,000, respectively, which was fully collateralized with cash. Although the risk is mitigated by the collateral, each fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of U.S. government securities, excluding short-term securities, for the six months ended November 30, 1996, were as follows:

================================================================================
                    Intermediate Fund         Long-Term Fund
                    -----------------         --------------
U.S. government securities

    Purchases       $   69,610,000            $   23,272,000
    Sales               51,253,000                20,875,000

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Intermediate Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,458,000, of which $156,000 expires in 2003, and $1,302,000 in 2004. The Long-Term Fund has an unused realized capital loss carryforward for federal income tax purposes of $161,000 which expires in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards. At November 30, 1996, the aggregate costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax and financial reporting purposes were $784,402,000, $181,094,000, and $69,260,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate Fund and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

================================================================================

                              Intermediate Fund        Long-Term Fund
                              -----------------        --------------
Appreciated investments         $   5,896,000          $   5,906,000

Depreciated investments               (58,000)               (85,000)

Net unrealized gain (loss)      $   5,838,000          $   5,821,000


--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $214,000, $58,000, and $23,000 were payable at November 30, 1996 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1997, which would cause the Long-Term Fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 1999, the Long-Term Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $23,000 of unaccrued fees from the prior period remain subject to reimbursement. Additionally, $147,000 of unaccrued management fees related to a previous agreement are subject to reimbursement through February 28, 1997.

In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $769,000, $154,000, and $91,000, respectively, for the six months ended November 30, 1996, of which $135,000, $31,000, and $19,000, respectively, were payable at period-end.

--------------------------------------------------------------------------------
T. Rowe Price Shareholder Services
================================================================================

================================================================================
                      Investment Services And Information
--------------------------------------------------------------------------------
Knowledgeable Service Representatives
================================================================================

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person  Visit  one of our  investor  center
locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.
--------------------------------------------------------------------------------
Automated 24-Hour Services
================================================================================

Tele*Access(Registration mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

--------------------------------------------------------------------------------
Account Services
================================================================================

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

--------------------------------------------------------------------------------
Discount Brokerage *
================================================================================

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account
Call a  shareholder  service  representative  for more  information.
--------------------------------------------------------------------------------

Investment Information
================================================================================

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.
================================================================================

--------------------------------------------------------------------------------
                           T. Rowe Price Mutual Funds
================================================================================
Mutual Funds
--------------------------------------------------------------------------------
Stock Funds
-------------------------
Domestic
-------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons *
OTC
Science & Technology
Small-Cap Value  *
Spectrum Growth
Value


International/Global
-------------------------

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin  America
New  Asia
Spectrum International

================================================================================

Bond Funds
-----------------------------
Domestic Taxable
-----------------------------

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
-----------------------------
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
-----------------------------

Global Government Bond
Emerging Markets Bond
International Bond

================================================================================

Money Market
-----------------------------
Taxable
-----------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
-----------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

Blended Asset
-----------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio

*Closed to new investors.
================================================================================
--------------------------------------------------------------------------------
                        T. Rowe Price Discount Brokerage
================================================================================

--------------------------------------------------------------------------------
Discount Brokerage
================================================================================

    A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC
--------------------------------------------------------------------------------
This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor  Information A variety of  informative  reports,  such as our Brokerage
Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

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     *Discount applies to our current  commission  schedule;  subject to our $35 minimum commission.

================================================================================


                       For yield, price, last transaction,
                          current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                                Internet address:
                            http://www.troweprice.com

                            T. Rowe Price Associates
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                          This report is authorized for
                        distribution only to shareholders
                         and to others who have received
                        a copy of the prospectus of the
                     T. Rowe Price U.S. Treasury Funds (R).

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

              T. Rowe Price Investment Services, Inc., Distributor

                               RPRTUSC  11/30/96